MASSMUTUAL PREMIER FUNDS

Supplement dated January 5, 2007 to the

Prospectus dated March 1, 2006

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces similar information found on page 24 in the second paragraph under Principal Investment Strategies and Risks for the Balanced Fund:

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, Babson Capital, about each segment’s potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s net assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund’s net assets will be invested in the Core Equity Segment, and no more than 30% of the Fund’s net assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The following information replaces similar information found on page 60 in the first paragraph under Principal Investment Strategies and Risks for the Focused International Fund:

Under normal circumstances, the Fund will invest a minimum of 90% of its net assets in equity securities (including ADRs, EDRs, GDRs, exchange traded funds and preferred shares). The Fund will invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International Europe Australasia Far East Index (the “EAFE Index”). The Fund will normally invest no more than 10% of its net assets in options, warrants, convertible securities and fixed income securities.

The following information replaces the information found under Other Information on page 4:

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron Corp. (“Enron”), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron’s Chapter 11 bankruptcy proceeding (In re Enron Corp.). On October 18, 2005, the MassMutual Short-Term Bond Fund (now known as the MassMutual Premier Short-Duration Bond Fund) and the MassMutual Diversified Bond Fund (now known as the MassMutual Premier Diversified Bond Fund) were named as additional defendants in In re Enron Corp. Enron alleges that the dozens of parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron’s bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper’s original issuing documents, that the transactions depleted Enron’s estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to set aside each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund, the Core Bond Fund, the Short-Duration Bond Fund and the Diversified Bond Fund, plus interest and Enron’s court costs, are approximately $9.7 million, $5.5 million, $3.2 million, $1.3 million and $890 thousand, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund’s net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-06-07